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                                          THE GABELLI
                                          GLOBAL
                                          MULTIMEDIA
                                          TRUST INC.

SEMI-ANNUAL REPORT
JUNE 30, 2001

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                           THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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      MORNINGSTAR RATED[TRADE MARK] GABELLI GLOBAL MULTIMEDIA TRUST 5 STARS
                          OVERALL AND FOR THE THREE AND
               FIVE-YEAR PERIOD ENDED 06/30/01 AMONG 50 CLOSED-END
                             DOMESTIC EQUITY FUNDS.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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                                                               MARIO J. GABELLI

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                                  THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

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EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH


TO OUR SHAREHOLDERS,

      In general, multimedia companies continued to outperform the broad market in the second quarter of 2001. Small group broadcasters, entertainment software companies and the vertically integrated multimedia giants were among the best performers. Communications and communications equipment companies remained under pressure.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Global Multimedia Trust's (the "Trust") net asset value ("NAV") total return rose 8.58%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets, the Lipper Global Fund Average, and the Nasdaq Composite Index rose 2.67%, 3.17%, and 17.43%, respectively, over the same period. The MSCI World Free Index and Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Trust declined 25.06% over the trailing twelve-month period, after adjusting for the reinvestment of the $1.56 per share in distributions and an adjustment of $1.46 per share attributable to the intrinsic value of the rights distributed during this period. The MSCI World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index declined 20.47%, 19.52%, and 45.51%, respectively, over the same twelve-month period.

      For the two-year period ended June 30, 2001, the Trust's average annual total return was 4.44%, including reinvestments of $5.255 per share in distributions and an adjustment of $1.46 per share attributable to the rights offering versus an average annual decline of 5.46%, 1.00%, and 10.31% for the MSCI World Free Index, Lipper Global Fund Average and Nasdaq Composite Index, respectively. For the five-year period ended June 30, 2001, the Trust's total return averaged 21.66% annually, including reinvestments of $7.28 per share in distributions and an adjustment of $1.46 per share attributable to the rights offering, versus average annual returns of 7.71%, 8.00%, and 12.77% for the MSCI World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively.

      Since inception on November 15, 1994 through June 30, 2001, the Trust had a cumulative total return of 237.18%, including adjustments of $9.50 per share for distributions and rights offerings, which equates to an average annual total return of 20.12%.

      The Trust's common shares ended the second quarter at $10.47 per share on the New York Stock Exchange, a total return of 2.05% for the second quarter. The Trust's common shares declined 6.30% over the trailing twelve-month period after adjusting for all distributions and the rights offering.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS - JUNE 30, 2001
                     --------------------------------------
                               NAV Average             Average Annual
                            ANNUAL RETURN (A)       INVESTMENT RETURN (C)
                            -----------------       ---------------------
   1 Year ..................    (25.06)%                  (6.30)%
   5 Year ..................     21.66%                   22.73%
   Life of Fund (b) ........     20.12%                   16.12%

(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions and adjustments for rights offerings, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on November 15, 1994.

(c) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York StockExchange, reinvestment of distributions and adjustments for rights offerings.
--------------------------------------------------------------------------------

GLOBAL ALLOCATION

      The accompanying chart presents the Trust's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

EQUITY MIX

      The Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of June 30, 2001.

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
HOLDINGS BY GEOGRAPHIC REGION - 6/30/01
United States .............     77.6%
Europe ....................     10.6%
Asia/Pacific Rim ..........      5.9%
Canada ....................      4.2%
Latin America .............      1.7%

[GRAPHIC OMITTED]
HOLDINGS BY CLASSIFICATION - 6/30/01
Distribution ..............     59.5%
Copyright/Creativity ......     40.5%

COMMENTARY

A MEDIA STOCK TRIFECTA

      In last quarter's shareholder letter, we detailed a landmark federal court decision striking down Federal Communications Commission ("FCC") regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. We observed that the court's decision might be the death knell for other restrictive FCC regulations such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population and barring companies from owning television stations and newspapers in the same market. Finally, we opined that the appointment of free market oriented Republican Michael Powell as the head of the FCC would foreshadow more relaxed regulatory policy. Our conclusion was that we would see increased merger and acquisition activity in the media industries. In the year ahead, favorable earnings comparisons for advertising-supported media companies should result in a trifecta for media stocks.

      The 2002 Winter Olympics are being held in Salt Lake City, enabling prime time "live action" broadcasts of popular events like figure skating and ice hockey. This virtually guarantees a much larger domestic television audience and higher advertising rates for broadcasters and cable television operators than when Olympic games are staged halfway around the globe. This profit windfall will show up in first quarter 2002 earnings. Political fund raising reform not withstanding, with control of the House and the Senate up for grabs at next year's mid-term elections, massive political advertising spending will be another bonanza for broadcasters, cable television operators and newspaper companies. This should make for some very attractive earnings comparisons in the third and fourth quarters of 2002. If, as we anticipate, there will be more mergers and acquisitions in the year ahead, better operating results should boost stock prices and takeover premiums.

IF WE BUILD IT, THEY WILL COME

      "If we build it, they will come" was the mantra of the telecommunications industry as companies poured billions of dollars into technologically advanced voice and data transmission systems from 1997 through 1999. So much capacity came on stream that supply vastly exceeded initial demand. Promising young companies, many of which had taken the lead in building state-of-the-art communications systems found themselves strapped for cash just as the capital markets were closing their doors to the telecommunications industry. The end result has been a rash of high profile bankruptcies that have rattled the already shaky telecommunications sector.

      Today, investors appear convinced that it will take many years before demand soaks up excess telecommunications capacity. We believe this will happen much sooner than anticipated. We are still in the early stages of the Internet revolution. The business-to-business market will grow exponentially over the next decade. The introduction of new Internet-oriented consumer products and the build out of modern communications systems in the developing world will accelerate demand. The current glut in bandwidth will eventually become a shortage and well-positioned telecommunications companies will have the necessary pricing flexibility to grow long-term earnings at attractive rates.

      This will not happen over the next two quarters or perhaps even over the twelve months. The economy must regain momentum before information technology ("IT") spending recovers. Savvy corporate managers such as General Electric's Jack Welch are going full speed ahead with IT spending plans despite the sluggish economy.

However, most other corporate chiefs have not had either the courage or the cash flow to follow suit. This should change in the year ahead.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the performance of our Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

                                                  2001 COMPLETED DEALS

                                           NUMBER    AVERAGE COST    CLOSING
   TRUST HOLDING                        OF SHARES(a) PER SHARE(b)    PRICE(c)   CLOSING DATE   % RETURN (d)
   -------------                        ------------ ------------    --------   ------------   ------------
   FIRST QUARTER 2001 ANNOUNCED DEALS
   ----------------------------------
   Time Warner Inc.                        37,000       $21.26        $71.19        01/12/01       234.85%
   America Online Inc.                        360         7.78         47.23        01/12/01       507.07%
   Granada Compass plc                      5,283         2.05          2.86        02/02/01        39.51%
   Telefonos de Mexico SA, Cl. L, ADR      19,000         9.36         32.66        02/08/01       248.93%

   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Bowlin Outdoor Advertising & Travel
      Centers Inc.                          4,000         5.04          8.05        02/01/01        59.72%
   Cablevision Systems Corp., Cl. A        50,000        25.94         83.36        03/30/01       221.36%

   SECOND QUARTER 2001 ANNOUNCED DEALS
   -----------------------------------
   Powertel Inc.                           10,075        53.60         59.05        05/23/01        10.17%
----------------------------------------------------------------------------------------------------------

   (a) Number of shares held by the Trust on the final day of trading for the issuer.
   (b) Average purchase price of issuer's shares held by the Trust on the final day of trading for the issuer.
   (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
   (d) Represents average estimated return based on average cost per share and closing price per share.
   NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

----------------------------------------------------------------------------------------------------------

INVESTMENT SCORECARD

      Small group broadcasters such as Granite Broadcasting, Sinclair Broadcast Group, Young Broadcasting and Paxson Communications performed exceptionally well this quarter. Multimedia giants AOL Time Warner, News Corp. and Viacom also excelled. Microsoft made a strong comeback, as did old favorite Liberty Media Group. Selected wireless stocks, most notably Rural Cellular and Rogers Wireless, posted solid gains.

      Telecommunications and telecommunications equipment manufacturers remained portfolio albatrosses, with European stocks being hit hard and blue chips such as Nortel and Lucent getting hammered.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AOL TIME WARNER INC. (AOL - $53.00 - NYSE) is the global leader in media and entertainment, with interests in Internet access, filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. AOL Time Warner controls a host of powerful brands, such as America Online, Warner Brothers, CNN, HBO, Cinemax, and Time magazine.

CABLEVISION SYSTEMS CORP. (CVC - $58.50 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, ___ championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $25.80 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $71.40 - NYSE), through its 80% ownership of BHC Communications (BHC - $138.99 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $126.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On July 31, 2001, News Corp. (NWS - $37.15 -
NYSE) announced that it had completed its acquisition of Chris-Craft (along with BHC and United Television). According to the terms of the deal, CCN shareholders can elect to receive a package of cash, shares of News Corp. Preferred ADSs, or both.

GAYLORD ENTERTAINMENT CO. (GET - $28.80 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

HARCOURT GENERAL INC. (H - $58.19 - NYSE), a global multimedia publisher serving the educational and corporate market, was acquired by Reed Elsevier plc for $4.05 billion in cash on July 12, 2001. Following the merger, Thomson Corp. (TOC.TO - $51.20 - Toronto Stock Exchange), a Canadian publisher, purchased Harcourt's college textbook publishing and some professional training units for $2.06 billion. Harcourt will add greatly to Reed's medical and scientific units and Reed should also benefit from the educational textbook unit, as several large U.S. states will be spending more on education.

LIBERTY CORP. (LC - $40.00 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

MEDIA GENERAL INC. (MEG'A - $46.00 - AMEX) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, the WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. The company also owns a 20 percent interest in the DENVER POST. Media General also operates twenty-six television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company sold its Garden State Paper Co. to Enron Corp. (ENE - $49.10 - NYSE) for $72 million in August 2000, but still owns 33% of SP Newsprint Company.

NEXTEL COMMUNICATIONS INC. (NXTL - $17.50 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 7.2 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at close to $2.0 billion.

SPRINT PCS GROUP (PCS - $24.15 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's PCS (Personal Communication Services) operations. Sprint was the winning bidder in 1996 auction of PCS licenses and currently controls licenses covering over 250 million people. Sprint PCS is the only all-digital national PCS carrier. The company currently services over 10.3 million subscribers and has been one of the fastest growing wireless carriers.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $57.65 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which has recently been acquired by Deutsche Telecom (DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telecom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telecom deal, TDS also received $570 million in cash.

TELUS CORP. (TU - $21.00 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO, Darryn Entwhistle, spearheaded the acquisition of Clearnet Communications. This transaction gives TELUS instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

UNITED TELEVISION INC. (UTVI - $126.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $71.40 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $138.99 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On July 31, 2001, News Corp. (NWS - $37.15 - NYSE) announced that it had completed its acquisition of United Television (along with BHC and Chris-Craft). According to the terms of the deal, UTVI shareholders can elect to receive a package of cash, shares of News Corp. Preferred ADSs, or both.

USA NETWORKS INC. (USAI - $28.19 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player. USA recently announced a deal to purchase the majority of Expedia.com (EXPE - $46.60 - Nasdaq), a travel oriented website, from Microsoft (MSFT - $73.00 - Nasdaq).

VIACOM INC. (VIA - $53.04 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

VIVENDI UNIVERSAL SA (V - $58.00 - NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. Moreover, the firm owns large stakes in USA Networks and British Sky Broadcasting. Vivendi has announced plans to eventually spin-off Vivendi Environment, its utility subsidiary, in the next few years. At that time, Vivendi will have completed its transition from France's largest environmental services company to a global communications company.

SHAREHOLDER MEETING - MAY 14, 2001 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 14, 2001 at the Greenwich Public Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders voting as a single class elected Mario J. Gabelli and Thomas E. Bratter as Directors of the Trust. A total of 13,709,824 votes and
13,691,929 votes were cast in favor of each Director and 104,713 votes and 122,607 votes were withheld for each Director, respectively. Preferred shareholders voting as a separate class elected Felix J. Christiana as a Director of the Trust. A total of 1,184,713 votes were cast in favor of this Director and 4,966 votes were withheld for this Director, respectively.

      James P. Conn, Frank J. Fahrenkopf, Jr., Karl Otto Pohl, Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza continue to serve in their capacities as Directors of the Trust.

      We thank you for your participation and appreciate your continued support.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Global Multimedia Trust. The Board of Directors and Officers of the Trust will greatly miss Mr. Christiana.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through June 30, 2001, 735,633 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on June 25, 2001 of $0.495 per share. For the twelve-months ended June 30, 2001, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for September 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                               WHO                            WHEN
                               ---                            ----
      Special Chats:           Mario J. Gabelli               First Monday of each month
                               Howard Ward                    First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                               AUGUST                         SEPTEMBER                  OCTOBER
                               ------                         ---------                  -------
      1st Wednesday            Caesar Bryan                   Walter Walsh               Ivan Arteaga
      2nd Wednesday            Ivan Arteaga                   Caesar Bryan               Tim O'Brien
      3rd Wednesday            Linda Caulkin                  Hart Woodson               Susan Byrne
      4th Wednesday            Tim O'Brien                    Barbara Marcin             Caesar Bryan
      5th Wednesday            Barbara Marcin                                            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In general, multimedia stocks performed quite well as investors began recognizing the potential for consolidation in the broadcast, cable television, newspaper and entertainment software sectors, and improving earnings prospects for advertising-supported media companies. Telecommunications and telecommunications equipment companies continued to drag on portfolio performance. We believe this third leg of our multimedia stool will gradually begin to help support returns in the year ahead.

                               Sincerely,
                               /S/ MARIO J. GABELLI
                               MARIO J. GABELLI, CFA
                               Portfolio Manager and Chief Investment Officer

August 8, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2001

AOLTime Warner Inc.
Cablevision Systems Corp.
Chris-Craft Industries Inc.
Gaylord Entertainment Co.
Liberty Corp.


Liberty Media Group
Telephone & Data Systems Inc.
USA Networks Inc.
Viacom Inc.
Vivendi Universal SA
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)

                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
              COMMON STOCKS -- 92.3%
              COPYRIGHT/CREATIVITY COMPANIES -- 37.4%
              ADVERTISING -- 0.0%
      4,000   Havas Advertising SA .................   $    19,126   $    44,022
        200   Havas Advertising SA,
              New Shares+ ..........................         1,607         2,160
      2,000   Publicis Groupe ......................        13,971        48,424
                                                       -----------   -----------
                                                            34,704        94,606
                                                       -----------   -----------
              CABLE PROGRAMMERS -- 2.4%
     60,000   Canal Plus, ADR+ .....................        10,818        35,862
    175,000   USA Networks Inc.+ ...................     2,061,055     4,900,000
                                                       -----------   -----------
                                                         2,071,873     4,935,862
                                                       -----------   -----------
              COMPUTER SOFTWARE AND SERVICES -- 2.5%
      1,000   Activision Inc.+ .....................         6,415        39,250
     10,000   America Online Latin
                America Inc.+ ......................        80,000        89,900
      3,000   Atlus Co. Ltd. .......................        17,662        19,725
      5,000   Block (H&R) Inc. .....................       189,933       322,750
      7,473   CNET Networks Inc.+ ..................       240,414        97,149
      3,230   EarthLink Inc.+ ......................        45,250        45,543
        500   Electronic Arts Inc.+ ................         5,588        28,950
     35,000   EMC Corp.+ ...........................     1,007,568     1,016,750
    150,000   Genuity Inc.+ ........................     1,093,400       468,000
      3,000   INT Media Group Inc.+ ................        43,125        12,000
      6,000   Intel Corp. ..........................       179,875       175,500
     35,000   Microsoft Corp.+ .....................     1,577,968     2,555,000
      2,000   Mobius Management
                Systems+ ...........................        12,540         6,600
     18,000   NBC Internet Inc., Cl. A+ ............       210,125        38,880
        100   Pixar Inc.+ ..........................         2,200         4,080
      4,000   Ticketmaster, Cl. B+ .................        49,687        59,200
      2,000   Via Net.Works Inc.+ ..................        22,000         3,080
     10,000   Yahoo! Inc.+ .........................       183,743       199,900
                                                       -----------   -----------
                                                         4,967,493     5,182,257
                                                       -----------   -----------
              CONSUMER PRODUCTS -- 0.2%
      4,000   Bowlin Travel Centers Inc.+ ..........         3,022         7,600
     20,000   Mattel Inc. ..........................       241,358       378,400
                                                       -----------   -----------
                                                           244,380       386,000
                                                       -----------   -----------
              DIVERSIFIED PUBLISHERS -- 12.7%
     20,000   Arnoldo Mondadori
                Editore SpA ........................        63,827       142,393
    100,000   Belo (A.H.) Corp., Cl. A .............     1,556,990     1,884,000
      1,000   Dow Jones & Co. Inc. .................        46,722        59,710
     12,000   EMAP plc .............................       216,542       118,476
     18,000   Gannett Co. Inc. .....................       967,807     1,186,200



                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
      2,833   Golden Books Family
                Entertainment Inc.+ ................   $         0   $        34
     30,000   Harcourt General Inc. ................     1,301,497     1,745,700
     15,000   Harte-Hanks
                Communications Inc. ................       166,250       371,400
      1,000   Hollinger International Inc. .........        16,175        13,750
      4,500   Houghton Mifflin Co. .................        98,156       269,685
    114,000   Independent News &
                Media plc, Dublin ..................       169,063       226,796
     16,500   Journal Register Co.+ ................       268,702       265,650
     12,000   Knight-Ridder Inc. ...................       452,590       711,600
     55,000   Lee Enterprises Inc. .................     1,204,236     1,815,000
     20,000   McClatchy Newspapers Inc.,
                Cl. A ..............................       546,094       782,000
      8,000   McGraw-Hill
                Companies Inc. .....................       205,450       529,200
     25,000   Media General Inc., Cl. A ............     1,117,957     1,150,000
     27,000   Meredith Corp. .......................       636,668       966,870
    115,000   Nation Multimedia Group+ .............       110,028        29,843
    100,000   New Straits Times Press
                Berhad .............................       296,714        69,477
    150,000   Oriental Press Group .................        46,315        22,116
     92,000   Penton Media Inc. ....................     1,313,867     1,610,000
     10,000   Playboy Enterprises Inc.,
                Cl. A+ .............................        97,125       137,100
     97,400   Post Publishing Co. Ltd.+ ............        47,100        70,988
    135,000   PRIMEDIA Inc.+ .......................     1,543,950       916,650
     50,000   Pulitzer Inc. ........................     1,436,880     2,640,000
     65,000   Reader's Digest Association
                Inc., Cl. B ........................     1,526,742     1,690,000
     28,500   Scripps (E.W.) Co., Cl. A ............     1,714,350     1,966,500
     34,452   Singapore Press Holdings Ltd.446,286 .       378,188
    385,000   South China Morning Post
                Holdings ...........................       273,458       254,211
        300   SPIR Communication ...................        23,329        21,562
     15,000   Telegraaf Holdingsmij - CVA ..........       285,271       266,669
     48,000   Thomas Nelson Inc. ...................       570,212       337,440
     85,000   Tribune Co. ..........................     2,892,899     3,400,850
     13,181   United Business Media plc,
                ADR ................................       167,260       108,348
        800   Wiley (John) & Sons Inc.,
                Cl. B ..............................         5,692        18,720
      4,000   Wolters Kluwer NV ....................        90,625       107,514
                                                       -----------   -----------
                                                        21,922,829    26,284,640
                                                       -----------   -----------
              ENTERTAINMENT PRODUCTION -- 6.6%
      2,522   EMI Group plc ........................        12,682        14,259
     20,000   EMI Group plc, ADR ...................       317,997       225,164
      7,000   Grammy Entertainment plc+ ............        55,457        12,909

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
              COMMON STOCKS (CONTINUED)
              COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
              ENTERTAINMENT PRODUCTION (CONTINUED)
     10,000   GTECH Holdings Corp.+ ................   $   184,444   $   355,100
    680,000   Liberty Media Group, Cl. A+ ..........     2,375,460    11,893,200
      1,000   Martha Stewart Living
                Omnimedia Inc., Cl. A+ .............        18,000        23,100
     40,010   Metro-Goldwyn-Mayer Inc.+ ............       733,462       906,226
      3,000   Princeton Video Image Inc.+ ..........        21,000        15,150
    100,000   Shaw Brothers
                (Hong Kong) Ltd. ...................       145,929        76,286
      2,000   Sunland Entertainment
                Co. Inc.+ ..........................         2,500           340
      4,000   World Wrestling Federation
              Entertainment Inc.+ ..................        58,000        55,200
                                                       -----------   -----------
                                                         3,924,931    13,576,934
                                                       -----------   -----------
              GLOBAL MEDIA AND ENTERTAINMENT -- 7.3%
        481   Boston Celtics L.P. ..................         4,267         4,545
     58,000   Disney (Walt) Co. ....................     1,514,724     1,675,620
     32,000   Fox Entertainment Group
                Inc., Cl. A+ .......................       722,750       892,800
     27,005   Gemstar-TV Guide
                International Inc.+ ................       848,178     1,150,413
      5,282   Granada Compass plc+ .................        10,823        11,087
     35,000   Grupo Televisa SA, GDR+ ..............       804,344     1,400,350
     20,000   News Corp. Ltd., ADR .................       396,739       743,000
     30,000   Six Flags Inc. .......................       421,092       631,200
     70,000   SMG plc ..............................       205,497       178,684
      8,000   Sony Corp., ADR ......................       518,182       526,400
    150,000   Viacom Inc., Cl. A+ ..................     2,261,746     7,956,000
                                                       -----------   -----------
                                                         7,708,342    15,170,099
                                                       -----------   -----------
              HOTELS AND GAMING -- 5.6%
     10,000   Aztar Corp.+ .........................        51,125       121,000
      6,000   Churchill Downs Inc. .................       125,432       150,480
    200,700   Gaylord Entertainment Co. ............     5,123,074     5,780,160
    730,000   Hilton Group plc .....................     2,805,586     2,453,764
     85,000   MGM Mirage Inc.+ .....................     2,288,572     2,546,600
     10,000   Park Place
                Entertainment Corp.+ ...............        61,344       121,000
     10,000   Starwood Hotels &
              Resorts Worldwide Inc. ...............       309,513       372,800
                                                       -----------   -----------
                                                        10,764,646    11,545,804
                                                       -----------   -----------
              INFORMATION PUBLISHING -- 0.1%
        500   Dun and Bradstreet Corp.+ ............         6,320        14,100
      8,000   Interactive Data Corp. ...............        52,250        72,000





                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
      1,000   Moody's Corp. ........................   $    20,012   $    33,500
      1,000   Scholastic Corp.+ ....................        16,500        45,000
                                                       -----------   -----------
                                                            95,082       164,600
                                                       -----------   -----------
              TOTAL COPYRIGHT/
               CREATIVITY
               COMPANIES ...........................    51,734,280    77,340,802
                                                       -----------   -----------
              DISTRIBUTION COMPANIES -- 54.9%
              BROADCASTING -- 14.6%
     90,000   Ackerley Group Inc. ..................       690,687     1,008,900
      8,550   American Tower Corp., Cl. A+126,876 ..       176,728
      5,000   BHC Communications Inc.,
                Cl. A+ .............................       660,825       694,950
     12,371   CanWest Global
              Communications Corp. .................       144,036       118,638
     18,000   CanWest Global
                Communications Corp.,
                Sub-Voting .........................        92,011       167,835
      2,000   Carlton Communications
                plc, ADR ...........................        63,625        48,200
     76,150   Chris-Craft Industries Inc.+ .........     3,365,816     5,437,110
      1,000   Clear Channel
                Communications Inc.+ ...............         9,819        62,700
      8,333   Corus Entertainment Inc.,
                Cl. B+ .............................        33,927       190,539
      9,000   Cox Radio Inc., Cl. A+ ...............        55,500       250,650
     15,000   Crown Media Holdings Inc.,
                Cl. A+ .............................       217,000       278,250
      1,000   Emmis Communications
                Corp., Cl. A+ ......................        10,489        30,750
     31,020   Fisher Communications Inc. ...........     1,682,195     2,261,048
      2,000   General Electric Co. .................        19,537        97,500
    120,000   Granite Broadcasting Corp.+ ..........       956,985       360,000
     14,125   Gray Communications
                Systems Inc. .......................       180,169       268,940
    104,000   Gray Communications
                Systems Inc., Cl. B ................     1,365,787     1,570,400
      7,000   Groupe AB SA, ADR+ ...................        42,850       122,500
      5,000   Grupo Radio Centro,
                SA de CV, ADR ......................        42,937        36,250
     36,000   Hearst-Argyle Television Inc.+359,949        720,000
      4,550   LaGardere S.C.A ......................       100,163       214,165
    151,000   Liberty Corp. ........................     6,950,356     6,040,000
      4,000   Metropole TV M6 SA ...................        35,208        84,555
      3,000   Nippon Television Network ............       507,941       726,453
      4,650   NRJ Groupe+ ..........................        22,694        70,070
      5,000   NTN Communications Inc.+ .............        24,062         3,800
     72,700   Paxson Communications
                Corp., Cl. A+ ......................       681,049       981,450

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              BROADCASTING (CONTINUED)
        500   Radio One Inc.+ ......................   $     5,510   $    11,500
      1,000   Radio One Inc., Cl. D+ ...............        11,428        22,050
      1,500   RTL Group (Brussels) .................        76,363        90,794
      1,000   RTL Group (New York) .................        41,860        60,826
      1,525   SAGA Communications
                Inc., Cl. A ........................         9,710        36,204
     80,000   Salem Communications
                Corp., Cl. A+ ......................     1,285,175     1,750,400
      2,000   SBS Broadcasting SA+ .................        42,022        51,500
     30,000   Sinclair Broadcast Group Inc.+311,912        309,000
     43,000   Sistem Televisyen
                Malaysia Berhad ....................        41,566         5,941
      1,000   Spanish Broadcasting
                System Inc., Cl. A+ ................        20,000         8,210
     50,000   Television Broadcasting Ltd. .........       187,673       210,266
     25,000   Television Francaise 1 ...............       249,649       729,318
     55,000   Tokyo Broadcasting
                System Inc. ........................       812,002     1,058,408
      3,000   TV Azteca, SA de C.V.+ ...............        36,350        19,230
     25,000   Ulster Television plc ................       100,374        87,901
     14,600   United Television Inc. ...............     1,326,097     1,839,600
      1,000   Wink Communications Inc.+ ............        10,551         2,560
     54,000   Young Broadcasting Inc.,
                Cl. A+ .............................     1,625,160     1,813,320
                                                       -----------   -----------
                                                        24,635,895    30,129,409
                                                       -----------   -----------
              BUSINESS SERVICES -- 2.9%
     15,000   Carlisle Holdings Ltd.+ ..............        78,754        77,100
     33,108   Cendant Corp.+ .......................       418,113       645,606
        500   CheckFree Corp.+ .....................         5,520        17,535
      5,282   Compass Group plc+ ...................        24,743        42,269
      1,000   Convergys Corp.+ .....................        17,738        30,250
      8,000   Donnelley (R.H.) Corp. ...............       101,139       256,000
     45,000   Key3Media Group Inc.+ ................       261,000       522,450
        100   SYNAVANT Inc.+ .......................            38           711
      2,500   Traffix Inc.+ ........................        12,500         8,375
     26,100   Vivendi Universal SA .................     1,112,375     1,521,270
     50,000   Vivendi Universal SA, ADR ............     3,280,048     2,900,000
                                                       -----------   -----------
                                                         5,311,968     6,021,566
                                                       -----------   -----------
              CABLE -- 3.4%
      6,000   Austar United
                Communications Ltd.+ ...............        21,083         2,195
     50,000   Cablevision Systems Corp.,
                Cl. A+ .............................     1,101,842     2,925,000
     18,000   Charter Communications Inc.,
                Cl. A+ .............................       270,125       420,300




                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
      5,000   Comcast Corp., Cl. A .................   $    35,039   $   214,750
      7,000   Comcast Corp., Cl. A,
                Special ............................        53,073       303,800
     15,000   Mediacom Communications
                Corp.+ .............................       123,750       210,000
     10,000   Mercom Inc.+ (a) .....................       101,075       120,000
    113,000   NTL Inc.+ ............................     2,991,917     1,361,650
     25,000   Rainbow Media Group+ .................       195,358       645,000
     22,680   Telewest Communications
                plc+ ...............................        37,551        28,389
     21,590   Telewest Communications
                plc, ADR+ ..........................       367,349       273,114
     72,000   UnitedGlobalCom Inc.,
                Cl. A+ .............................       858,888       622,800
                                                       -----------   -----------
                                                         6,157,050     7,126,998
                                                       -----------   -----------
              CONSUMER SERVICES -- 0.2%
     20,000   Allied Domecq plc ....................       106,492       124,678
      6,000   Department 56 Inc.+ ..................        65,655        45,900
      3,000   Hotel Reservations Inc.,
                Cl. A+ .............................        48,000       139,590
     15,000   Lillian Vernon Corp. .................       223,875       105,900
                                                       -----------   -----------
                                                           444,022       416,068
                                                       -----------   -----------
              ENERGY AND UTILITIES -- 0.4%
     50,000   El Paso Electric Co.+ ................       396,002       799,500
                                                       -----------   -----------
              ENTERTAINMENT DISTRIBUTION -- 3.0%
      6,000   AMC Entertainment Inc.+ ..............        11,737        78,000
     50,000   AOL Time Warner Inc.+ ................       712,698     2,650,000
    125,000   Blockbuster Inc., Cl. A ..............     1,554,688     2,281,250
    125,000   GC Companies Inc.+ ...................       970,392        56,250
      4,000   Liberty Digital Inc.+ ................        61,966        24,360
     39,000   Shaw Communications Inc.,
                Cl. B ..............................       105,571       921,571
     11,000   Shaw Communications Inc.,
                Cl. B, Non-Voting+ .................       103,451       261,140
                                                       -----------   -----------
                                                         3,520,503     6,272,571
                                                       -----------   -----------
              EQUIPMENT -- 2.1%
     25,000   Agere Systems Inc., Cl. A+ ...........       153,250       187,500
     35,000   Allen Telecom Inc.+ ..................       247,869       525,000
      2,000   Amphenol Corp., Cl. A+ ...............        31,075        80,100
        416   Avaya Inc.+ ..........................         9,761         5,699
      2,000   CommScope Inc.+ ......................        29,407        47,000
     68,000   Corning Inc. .........................     1,609,573     1,136,280
      1,000   Furukawa Electric Co. Ltd. ...........        15,169         7,978
      7,700   Hutchison Whampoa Ltd. ...............        71,267        77,744
      2,500   L-3 Communications
                Holdings Inc.+ .....................        55,000       190,750

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              EQUIPMENT (CONTINUED)
     40,000   Lucent Technologies Inc. .............   $   593,250   $   248,000
     36,000   Motorola Inc. ........................       620,815       596,160
     15,000   Nortel Networks Corp. ................       503,073       136,350
     75,000   Oak Technology Inc.+ .................       274,629       794,250
      3,570   Philips Electronics NV, ADR ..........        29,368        94,355
      6,000   Scientific-Atlanta Inc. ..............        50,804       243,600
      4,000   TiVo Inc.+ ...........................        44,563        22,000
                                                       -----------   -----------
                                                         4,338,873     4,392,766
                                                       -----------   -----------
              INTERNATIONAL TELEPHONE -- 7.4%
     48,000   BCE Inc. .............................     1,058,750     1,262,400
      2,500   British Telecommunications
                plc, ADR ...........................       278,467       161,625
     74,000   Cable & Wireless plc, ADR ............     2,030,297     1,332,000
     27,000   Compania de
                Telecomunicaciones
                de Chile SA, ADR ...................       490,841       380,160
    169,082   Deutsche Telekom AG,
                ADR ................................     1,235,092     3,795,891
     10,000   Embratel Participacoes SA,
                ADR+ ...............................       210,605        74,800
      1,000   France Telecom SA, ADR ...............        34,488        48,300
         90   Japan Telecom Co. Ltd. ...............       992,218     1,869,053
        500   Magyar Tavkozlesi Rt, ADR ............         9,650         7,475
         10   Nippon Telegraph &
                Telephone Corp. ....................        81,575        52,119
     38,000   Philippine Long Distance
                Telephone Co., ADR .................       797,582       533,900
      6,000   PT Indosat Tbk, ADR ..................        58,079        53,700
      4,320   PT Telekomunikasi
                Indonesia, ADR .....................        18,513        24,019
      4,000   Rostelecom, ADR ......................        29,778        21,000
      2,000   Sonera Oyj ...........................        43,315        15,594
     36,000   Swisscom AG, ADR .....................     1,056,394       858,600
     18,432   Tele Norte Leste
                Participacoes SA, ADR ..............       252,380       281,272
      3,000   Telecom Argentina Stet
                France Telecom SA, ADR .............        54,442        46,350
      1,000   Telecom Corp. of
                New Zealand Ltd., ADR ..............        29,688        18,150
     59,160   Telefonica SA, ADR ...................     1,857,479     2,203,118
     19,000   Telefonos de Mexico SA,
                Cl. L, ADR .........................       177,884       666,710
      2,400   Telstra Corp. Ltd., ADR ..............        30,324        33,336
     45,000   TELUS Corp. ..........................       810,821     1,014,128
     30,000   TELUS Corp., Non-Voting ..............       646,962       651,572
                                                       -----------   -----------
                                                        12,285,624    15,405,272
                                                       -----------   -----------
              SATELLITE -- 1.9%
        300   Asia Satellite
                Telecommunications
                Holdings Ltd., ADR .................   $     5,693   $     5,385
      2,100   British Sky Broadcasting
                Group, ADR .........................        56,080       126,000
     28,000   EchoStar Communications
                Corp., Cl. A+ ......................        91,970       907,760
     70,000   General Motors Corp., Cl. H+1,663,184      1,417,500
      2,000   Globalstar
                Telecommunications Ltd.+ ...........         6,034           660
     45,000   Liberty Satellite &
                Technology Inc., Cl. A+ ............       382,696       114,750
     20,000   Lockheed Martin Corp. ................       538,451       741,000
     15,008   Loral Space &
                Communications Ltd.+ ...............        72,137        42,022
     26,000   Pegasus Communications
                Corp.+ .............................       432,199       585,000
                                                       -----------   -----------
                                                         3,248,444     3,940,077
                                                       -----------   -----------
              TELECOMMUNICATIONS -- 3.6%
      4,266   Aliant Inc. ..........................        39,187        96,561
      3,000   Allegiance Telecom Inc.+ .............        28,500        44,970
     10,000   ALLTEL Corp. .........................       498,506       612,600
      4,000   Brasil Telecom
                Participacoes SA, ADR ..............       231,475       168,040
     20,000   BroadWing Inc.+ ......................       406,829       489,000
      2,000   Choice One
                Communications Inc.+ ...............        40,000        13,480
    110,000   Citizens Communications Co.1,290,208 .     1,323,300
    100,000   CoreComm Ltd.+ .......................       309,688        19,000
      5,000   Eircom plc ...........................         9,491         5,482
     25,000   Electric Lightwave Inc.,
                Cl. A+ .............................       176,009        32,750
     18,000   Elisa Communications Oyj,
                Cl. A ..............................       522,049       294,250
     12,000   Global Crossing Ltd.+ ................       214,995       103,680
      3,000   Global Telesystems
                Group Inc.+ ........................         8,705           540
      1,305   Hellenic Telecommunications
                Organization SA ....................        18,163        17,058
     24,000   Jasmine International
                Public Co. Ltd.+ ...................         5,040         5,036
      1,000   Jazztel plc, ADR+ ....................        17,447         5,930
     10,000   Metromedia International
                Group Inc.+ ........................        83,550        32,900
     40,646   Qwest Communications
                International Inc.+ ................     1,684,395     1,295,388
     32,000   RCN Corp.+ ...........................       281,392       175,680

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION COMPANIES (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
      9,655   Rogers Communications
                Inc., Cl. B+ ....................   $    148,207   $    144,167
    125,345   Rogers Communications
                Inc., Cl. B, ADR+ ...............      1,143,419      1,898,977
     10,600   TALK America Holdings Inc.+ .......         56,803           9,964
      1,000   Time Warner Telecom Inc.,
                Cl. A+ ..........................         14,000         33,520
      3,000   USN Communications Inc.+ ..........         12,165              9
     30,240   WorldCom Inc. - MCI Group .........        543,592        486,864
      6,000   WorldCom Inc. -
                WorldCom Group+ .................        110,926         85,200
                                                    ------------   ------------
                                                       7,894,741      7,394,346
                                                    ------------   ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 1.4%
    100,000   AT&T Corp. ........................      2,240,706      2,200,000
     30,000   Sprint FON Group ..................        572,810        640,800
      3,000   Startec Global
                Communications Corp.+ ...........         28,646            450
     25,000   Viatel Inc.+ ......................        247,920          1,750
                                                    ------------   ------------
  3,090,082                                                           2,843,000
                                                    ------------   ------------
              U.S. REGIONAL OPERATORS -- 2.1%
     24,434   Commonwealth Telephone
                Enterprises Inc.+ ...............        528,513      1,032,337
     24,400   Commonwealth Telephone
                Enterprises Inc., Cl. B+ ........        318,107      1,073,600
      5,000   SBC Communications Inc. ...........        112,521        200,300
     37,000   Verizon Communications ............      1,413,730      1,979,500
                                                    ------------   ------------
                                                       2,372,871      4,285,737
                                                    ------------   ------------
              WIRELESS COMMUNICATIONS -- 11.9%
     35,000   America Movil, SA de CV,
                Cl. L, ADR+ .....................        444,579        730,100
     40,000   AT&T Wireless Group+ ..............        887,519        654,000
     47,000   CenturyTel Inc. ...................        803,040      1,424,100
     15,000   Leap Wireless
                International Inc.+ .............        164,200        454,500
     18,000   Libertel NV+ ......................        246,418        159,239
    150,000   Nextel Communications Inc.,
                Cl. A+ ..........................      3,775,375      2,625,000
        100   NTT DoCoMo Inc. ...................        762,806      1,739,959
     30,000   Price Communications Corp.+ .......        293,906        605,700
      7,000   Qualcomm Inc.+ ....................        116,031        409,360
    110,000   Rogers Wireless
                Communications Inc., Cl. B+ .....      1,530,583      1,899,700



                                                                       MARKET
   SHARES                                                 COST          VALUE
   ------                                              -----------   -----------
     14,000   Rural Cellular Corp., Cl. A+ ......   $    196,252   $    634,200
     38,680   SK Telecom Co. Ltd., ADR ..........        380,367        653,692
     42,000   Sprint PCS Group+ .................      1,506,151      1,014,300
      1,650   Tele Celular Sul
                Participacoes SA, ADR ...........         26,379         33,330
      5,500   Tele Centro Oeste Celular
                Participacoes SA, ADR ...........         16,487         47,575
        330   Tele Leste Celular
                Participacoes SA, ADR ...........          8,827         13,266
        825   Tele Nordeste Celular
                Participacoes SA, ADR ...........         12,175         26,895
        330   Tele Norte Celular
                Participacoes SA, ADR ...........          5,098          8,910
    380,000   Telecom Italia Mobile SpA .........        861,292      1,936,609
        825   Telemig Celular
                Participacoes SA, ADR ...........         23,843         34,073
     79,000   Telephone & Data
                Systems Inc. ....................      3,367,687      8,591,250
      6,600   Telesp Celular
                Participacoes SA, ADR ...........        211,036         99,990
     25,000   Teligent Inc., Cl. A+ .............        138,125          5,500
     18,000   Total Access
                Communications plc+ .............        113,625         40,500
      4,000   United States Cellular Corp.+ .....        252,533        230,600
      5,000   Vimpel Communications,
                ADR+ ............................         88,063         82,050
      2,368   Vodafone Group plc ................         12,315          5,245
     18,000   Vodafone Group plc, ADR ...........        446,795        402,300
      2,000   Western Wireless Corp.,
                Cl. A+ ..........................         19,810         86,000
                                                    ------------   ------------
                                                      16,711,317     24,647,943
                                                    ------------   ------------
              TOTAL DISTRIBUTION
                COMPANIES .......................     90,407,392    113,675,253
                                                    ------------   ------------
              TOTAL COMMON
                STOCKS ..........................    142,141,672    191,016,055
                                                    ------------   ------------
              PREFERRED STOCKS -- 1.7%
              GLOBAL MEDIA AND ENTERTAINMENT -- 0.7%
     45,000   News Corp. Ltd.,
              Pfd., ADR .........................        713,012      1,458,000
                                                    ------------   ------------
              U.S. REGIONAL OPERATORS-- 1.0%
     40,000   Citizens Communications Co.,
              5.00% Cv. Pfd. ....................      1,914,413      2,000,000
                                                    ------------   ------------
              TOTAL PREFERRED
                STOCKS ..........................      2,627,425      3,458,000
                                                    ------------   ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                                            MARKET
   AMOUNT                                               COST           VALUE
  ---------                                         ------------   ------------
              CORPORATE BONDS -- 0.3%
              BUSINESS SERVICES -- 0.1%
  $ 300,000   Trans-Lux Corp., Sub. Deb. Cv.
                7.50%, 12/01/06 .................   $    284,783   $    252,750
                                                    ------------   ------------
              COMPUTER SOFTWARE AND SERVICES-- 0.0%
     50,000   BBN Corp., Sub. Deb. Cv.
                6.00%, 04/01/12 (a) .............         49,429         48,375
                                                    ------------   ------------
              DIVERSIFIED PUBLISHERS -- 0.0%
     66,560   Golden Books Family
                Entertainment Inc., PIK
                10.75%, 12/31/04 ................         60,336         23,296
                                                    ------------   ------------
              GLOBAL MEDIA AND ENTERTAINMENT-- 0.0%
     20,000   Boston Celtics L.P., Sub. Deb. Cv.
                6.00%, 06/30/38 .................         12,226         12,200
                                                    ------------   ------------
              HOTELS AND GAMING-- 0.2%
    300,000   Hilton Hotels Corp., Sub. Deb. Cv.
                5.00%, 05/15/06 .................        245,223        271,500
                                                    ------------   ------------
              TOTAL CORPORATE
                BONDS ...........................        651,997        608,121
                                                    ------------   ------------
              U.S. GOVERNMENT OBLIGATIONS-- 5.9%
 12,421,000   U.S. Treasury Bills,
                3.47% to 3.85%++,
                due 07/05/01 to 09/27/01 ........     12,362,794     12,363,134
                                                    ------------   ------------
  TOTAL INVESTMENTS -- 100.2% ...................   $157,783,888   $207,445,310
                                                    ============
  OTHER ASSETS, LIABILITIES, AND
    LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (15.1)% ......................    (31,314,667)
                                                                   ------------
  NET ASSETS -- COMMON STOCK -- 85.1%
    (14,339,853 common shares outstanding) .....................    176,130,643
                                                                   ------------
  NET ASSETS -- PREFERRED STOCK -- 14.9%
    (1,234,700 preferred shares outstanding) ...................     30,867,500
                                                                   ------------
  TOTAL NET ASSET -- 100.0% ....................................   $206,998,143
                                                                   ============
  NET ASSET VALUE PER COMMON SHARE
    ($176,130,643 [DIVIDE] 14,339,853 shares outstanding) ......         $12.28
                                                                         ======






  PRINCIPAL                                          SETTLEMENT   NET UNREALIZED
   AMOUNT                                               DATE       APPRECIATION
  ---------                                         ------------  -------------
FORWARD FOREIGN EXCHANGE CONTRACTS

 6,099,988(b) Deliver Hong Kong Dollars
                in exchange for
                USD 782,138 .....................       08/03/01   $      3,862
                                                                   ============
  --------------------
              For Federal tax purposes:
              Aggregate cost ...................................   $157,783,888
                                                                   ============
              Gross unrealized appreciation ....................   $ 65,576,658
              Gross unrealized depreciation ....................    (15,915,236)
                                                                   ------------
              Net unrealized appreciation ......................   $ 49,661,422
                                                                   ============
  (a)   Security fair valued under procedures established
        by the Board of Directors.
  (b)   Principal amount denoted in Hong Kong Dollars.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt
  USD - United States Dollars
  GDR - Global Depositary Receipt

                                                       % of
                                                       Market        Market
                                                       Value          Value
                                                    ------------   ------------
    GEOGRAPHIC DIVERSIFICATION
    United States ..............................        77.6%      $160,996,271
    Europe .....................................        10.6         22,056,503
    Asia/Pacific Rim ...........................         5.9         12,110,976
    Canada .....................................         4.2          8,763,579
    Latin America ..............................         1.7          3,517,981
                                                    ------------   ------------
    Total Investments ..........................       100.0%      $207,445,310
                                                    ============   ============

                 See accompanying notes to financial statements.

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2001 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $157,783,888) ..................   $ 207,445,310
   Cash and foreign currency, at value
      (Cost $31,323) ..........................................          31,640
   Dividends and interest receivable ..........................         204,863
   Unrealized appreciation on forward foreign
      exchange contracts ......................................           3,862
   Other assets ...............................................           8,020
                                                                  -------------
   TOTAL ASSETS ...............................................     207,693,695
                                                                  -------------
LIABILITIES:
Dividends payable .............................................          33,954
   Payable for investment advisory fees .......................         139,622
   Other accrued expenses and liabilities .....................         521,976
                                                                  -------------
   TOTAL LIABILITIES ..........................................         695,552
                                                                  -------------
   NET ASSETS .................................................   $ 206,998,143
                                                                  =============
NET ASSETS CONSIST OF:
   Cumulative  Preferred  Stock (7.92%, $25.00 liquidation
      value, $0.001 par value, 2,000,000 shares authorized
      with 1,234,700 shares issued and outstanding) ...........   $  30,867,500
   Capital stock, at par value ................................          14,340
   Additional paid-in capital .................................     121,197,710
   Accumulated net investment loss ............................        (240,995)
   Accumulated net realized gain on investments
      and foreign currency transactions .......................       5,494,068
   Net unrealized appreciation on investments
      and foreign currency transactions .......................      49,665,520
                                                                  -------------
   TOTAL NET ASSETS ...........................................   $ 206,998,143
                                                                  =============
   NET ASSET VALUE
      ($176,130,643 [DIVIDE]  14,339,853 shares outstanding;
      200,000,000 shares authorized of $0.001 par value) ......          $12.28
                                                                  =============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $49,591) ...............      $   799,864
   Interest ..................................................          251,628
                                                                    -----------
   TOTAL INVESTMENT INCOME ...................................        1,051,492
EXPENSES:
   Investment advisory fees ..................................          851,282
   Shareholder services fees .................................          131,512
   Shareholder communications expenses .......................           95,503
   Payroll ...................................................           81,154
   Custodian fees ............................................           30,924
   Directors' fees ...........................................           30,354
   Legal and audit fees ......................................           22,795
   Miscellaneous expenses ....................................           48,963
                                                                    -----------
   TOTAL EXPENSES ............................................        1,292,487
                                                                    -----------
   NET INVESTMENT LOSS .......................................         (240,995)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on investments ..........................        7,145,864
   Net realized loss on foreign currency transactions ........          (38,738)
                                                                    -----------
   Net realized gain on investments and
      foreign currency transactions ..........................        7,107,126
                                                                    -----------
   Net change in net unrealized appreciation/
      depreciation on investments and
      foreign currency transactions ..........................       (3,680,030)
   NET REALIZED AND UNREALIZED GAIN
      ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS ..................................        3,427,096
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................      $ 3,186,101
                                                                    ===========


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED          YEAR ENDED
                                                                        JUNE 30, 2001 (UNAUDITED)  DECEMBER 31, 2000
                                                                        -------------------------  ---------------
OPERATIONS:
   Net investment income (loss) .............................................  $  (240,995)          $ 2,911,908
   Net realized gain on investments and foreign currency transactions .......    7,107,126            21,965,580
   Net change in unrealized appreciation/depreciation on investments and
      foreign currency transactions .........................................   (3,680,030)          (85,687,996)
                                                                               -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........    3,186,101            (60,810,508)
                                                                               -----------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ....................................................      (34,287)           (2,345,263)
   Net realized gain on investments and foreign currency transactions .......     (824,776)          (20,018,210)
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .........................     (859,063)          (22,363,473)
                                                                               -----------           -----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ....................................................      (48,786)             (265,608)
   Net realized gain on investments and foreign currency transactions .......   (1,173,567)           (2,180,583)
                                                                               -----------           -----------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ......................   (1,222,353)           (2,446,191)
                                                                               -----------           -----------
TRUST SHARE TRANSACTIONS:
   Shares issued in rights offering .........................................           --            46,341,194
   Shares repurchased by the Multimedia Trust ...............................           --              (959,162)
   Net decrease from repurchase of preferred stock ..........................           --              (356,369)
                                                                               -----------           -----------
   NET INCREASE IN NET ASSETS FROM MULTIMEDIA TRUST SHARE TRANSACTIONS ......           --            45,025,663
                                                                               -----------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS ....................................    1,104,685            (40,594,509)
NET ASSETS:
   Beginning of period ......................................................  205,893,458            246,487,967
                                                                               -----------           -----------
   End of period (Including undistributed net investment income
      of $0 and $83,073, respectively) ...................................... $206,998,143          $205,893,458
                                                                              ============           ===========

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital with income as a secondary objective. The Multimedia Trust had no operations prior to November 15, 1994, other than the sale of 10,000 shares of common stock for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust"). Investment operations commenced on November 15, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Multimedia Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

      REPURCHASE AGREEMENTS. The Multimedia Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Multimedia Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Multimedia Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Multimedia Trust's holding period. The Multimedia Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Multimedia Trust in each agreement. The Multimedia Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Multimedia Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Multimedia Trust does not own. The proceeds received for short sales are recorded as liabilities and the Multimedia Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Multimedia Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Multimedia Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Multimedia Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Multimedia Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Multimedia Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Multimedia Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Multimedia Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Multimedia Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Multimedia Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Multimedia Trust, timing differences and differing characterization of distributions made by the Multimedia Trust. Distributions to shareholders of the Multimedia Trust's 7.92% Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

      PROVISION FOR INCOME TAXES. The Multimedia Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Multimedia Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Multimedia Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Multimedia Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Multimedia Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Multimedia Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Multimedia Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Multimedia Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Multimedia Trust's portfolio and oversees the administration of all aspects of the Multimedia Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Multimedia Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the six months ended June 30, 2001, the Multimedia Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the six months ended June 30, 2001, Gabelli & Company, Inc. and its affiliates received $52,248 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Multimedia Trust.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2001 aggregated $20,305,229 and $31,213,292, respectively.

5. CAPITAL. The Articles of Incorporation, dated March 31, 1994, permit the Multimedia Trust to issue 200,000,000 shares of common stock (par value $0.001). The Board of Directors of the Multimedia Trust has authorized the repurchase of up to 1,000,000 shares of the Multimedia Trust's outstanding common stock.
During the six months ended June 30, 2001, the Multimedia Trust did not repurchase any shares of common stock. During the year ended December 31, 2000, the Multimedia Trust repurchased 72,400 shares of its common stock in the open market at a cost of $959,162 and an average discount of approximately 17.51% from its net asset value. All shares of common stock repurchased have been retired.

    Transactions in capital stock were as follows:

                                                                 SIX MONTHS ENDED                  YEAR ENDED
                                                                   JUNE 30, 2001                DECEMBER 31, 2000
                                                              -----------------------------------------------------
                                                              Shares        Amount            Shares       Amount
                                                              ------     ----------         ---------   -----------
Shares issued in rights offering ...........................      --     $       --         3,598,938   $46,341,194
Shares repurchased by the Multimedia Trust .................      --             --           (72,400)     (959,162)
                                                              ------     ----------         ---------   -----------
Net increase ...............................................      --     $       --         3,526,538   $45,382,032
                                                              ======     ==========         =========   ===========

      The Multimedia Trust's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to Common Shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Multimedia Trust is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Multimedia Trust fails to meet these requirements and does not correct such failure, the Multimedia Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Multimedia Trust's ability to pay dividends to Common Shareholders and could lead to sales of portfolio securities at inopportune times. Commencing June 1, 2002 and thereafter, the Multimedia Trust, at its option, may redeem the Cumulative Preferred Stock in whole or in part at the redemption price. During the six months ended June 30, 2001, the Multimedia Trust did not repurchase any shares of Cumulative Preferred Stock. During the year ended December 31, 2000, the Multimedia Trust repurchased 15,300 shares of Cumulative Preferred Stock at a cost of $356,369 and at an average price of $23.29 per share. At June 30, 2001, 1,234,700 shares of the Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.92 percent per share and accrued dividends amounted to $33,954. The income received on the Multimedia Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. INDUSTRY CONCENTRATION. Because the Multimedia Trust primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A MULTIMEDIA TRUST COMMON   SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
SHARE OUTSTANDING THROUGHOUT EACH PERIOD:      JUNE 30, 2001   ------------------------------------------------------------
OPERATING PERFORMANCE:                           (UNAUDITED)     2000         1999         1998         1997         1996
                                                  ---------    ---------    ---------    ---------    ---------    --------
Net asset value, beginning of period              $   12.21    $   19.90    $   12.20    $    9.91    $    8.10    $   7.81
                                                  ---------    ---------    ---------    ---------    ---------    --------
   Net investment income (loss)                       (0.02)        0.21       (0.05)        (0.03)        0.01        0.01
   Net realized and unrealized gain (loss)
     on investments                                    0.23        (4.74)       11.54         3.33         2.85        0.63
                                                  ---------    ---------    ---------    ---------    ---------    --------
   Total from investment operations                    0.21        (4.53)       11.49         3.30         2.86        0.64
                                                  ---------    ---------    ---------    ---------    ---------    --------
Increase (decrease) in net asset value from
Multimedia Trust share transactions                      --        (1.35)        0.06         0.02         0.06        0.02
   Offering expenses charged to capital surplus          --        (0.04)          --           --        (0.13)         --
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income                              (0.00)(a)    (0.16)          --           --        (0.01)      (0.01)
   Net realized gain on investments                   (0.06)       (1.41)       (3.62)       (0.80)       (0.84)      (0.36)
   In excess of net investment income and/or net
     realized gain on investments                        --           --           --           --        (0.00)(a)   (0.00)(a)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income                              (0.00)(a)    (0.02)          --           --        (0.00)(a)      --
   Net realized gain on investments                   (0.08)       (0.18)       (0.23)       (0.23)       (0.13)         --
                                                  ---------    ---------    ---------    ---------    ---------    --------
Total distributions                                   (0.14)       (1.76)       (3.85)       (1.03)       (0.98)      (0.37)
                                                  ---------    ---------    ---------    ---------    ---------    --------
   NET ASSET VALUE, END OF PERIOD                 $   12.28    $   12.21    $   19.90    $   12.20    $    9.91    $   8.10
                                                  =========    =========    =========    =========    =========    ========
   Net asset value total return+                        1.2%       (24.6)%       96.6%        33.0%        34.4%        9.4%
                                                  =========    =========    =========    =========    =========    ========
   Market value, end of period                    $   10.47    $   10.31    $   18.75    $   10.94    $    8.75    $   6.88
                                                  =========    =========    =========    =========    =========    ========
   Total investment return++                            2.1%       (32.4)%      106.6%        35.1%        39.6%        7.4%
                                                  =========    =========    =========    =========    =========    ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   STOCK SHAREHOLDERS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ......... $ 206,998    $ 205,893    $ 246,488    $ 163,742    $ 140,416    $ 91,462
   Net assets attributable to common shares,
     end of period (in 000's) ................... $ 176,131    $ 175,026    $ 215,238    $ 132,492    $ 109,166    $ 91,462
   Ratio of net investment income (loss) to
     average net assets attributable to
     common stock ...............................     (0.27)%(d)    1.36%       (0.30)%      (0.32)%       0.07%       0.13%
   Ratio of operating expenses to average
     net assets attributable to common stock ....      1.47%(d)     1.46%        1.56%        2.53%        2.09%      1.87%
   Ratio of operating expenses to average
     total net assets (c) .......................      1.25%(d)     1.27%        1.32%        2.01%        1.77%       1.87%
   Portfolio turnover rate ......................      10.2%        29.9%        43.1%        44.6%        96.1%       32.1%
PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .. $  30,868    $  30,868    $  31,250    $  31,250    $  31,250          --
   Total shares outstanding (in 000's) ..........     1,235        1,235        1,250        1,250        1,250          --
   Asset coverage ...............................       671%         667%         789%         524%         443%         --
   Liquidation preference per share ............. $   25.00    $   25.00    $   25.00    $   25.00    $   25.00          --
   Average market value (b) ..................... $   25.43    $   23.54    $   25.13    $   25.96    $   25.59          --

--------------------------------
 + Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
 ++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Based on weekly prices.
(c) Amounts are attributable to both common and preferred stock assets.
    Prior to 1997, there was no preferred stock outstanding.
(d) Annualized.

                 See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN
      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434


CUSTODIAN, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company


COUNSEL
Willkie Farr & Gallagher


STOCK EXCHANGE LISTING
                           COMMON     7.92% PREFERRED
                         ----------   ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,339,853     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

-------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at:
HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
-------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


SEMI-ANNUAL REPORT
JUNE 30, 2001

                                                                     GBFMT 06/01